UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2008

CHICOPEE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2008, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced its financial results for the year ended December 31, 2007. The press release announcing financial results for the year ended December 31, 2007 is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
Exhibit 99.1	Earnings Press Release dated January 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.
(Registrant)

Date: January 29, 2008	By:	/s/ William J. Wagner
William J. Wagner
President and Chief Executive Officer